UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

SURGEPAYS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd., Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 302-9587

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, SurgePays, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, an aggregate of 17,275,798 shares of voting common stock, or approximately 68.8% of the Company’s 25,121,895 total outstanding voting shares of common stock as of May 5, 2026, the record date for the Annual Meeting (the “Record Date”), were present virtually at or were voted at the Annual Meeting, constituting a quorum. The following proposals were voted on at the Annual Meeting (as described in greater detail in the Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 7, 2026 (the “Proxy Statement”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement, and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	For	Against	Abstain/Withheld
Election of Directors
Kevin Brian Cox	10,084,499	0	1,540,604
David N. Keys	9,956,546	0	1,668,557
David May	10,015,873	0	1,609,230
Laurie Weisberg	9,843,283	0	1,781,820

Proposal 2	For	Against	Abstain/Withheld
Ratification of the appointment of TAAD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	15,872,799	1,389,370	13,629

Proposal 3	For	Against	Abstain/Withheld
Approval of the terms of securities purchase agreements entered into between the Company and certain institutional investors (the “Investors”) in 2025 and 2026, the transactions contemplated thereby (the “Transactions”), and the issuance of shares of common stock to the Investors in the Transactions equal to 20% or more of the Company’s common stock.	10,076,231	1,127,018	421,854

As a result of the above voting, each of the proposals was approved by the requisite vote of the Company’s stockholders, and the four directors set forth above were reelected to the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: June 22, 2026	By:	/s/ Kevin Brian Cox
	Name:	Kevin Brian Cox
	Title:	Chief Executive Officer